SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 29, 2021

ARYA SCIENCES ACQUISITION CORP IV

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-40122 (Commission File Number)	98-1574672 (I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, New York (Address of principal executive offices)		10003 (Zip Code)

(212) 284-2300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On September 29, 2021, Amicus Therapeutics, Inc., a Delaware corporation (the “Amicus”), ARYA Sciences Acquisition Corp IV, a Cayman Islands exempted company (“ARYA”), Amicus GT Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus (“Amicus GT”), and Caritas Therapeutics, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus GT (“Caritas”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). This Amendment No. 1 on Form 8-K/A is being filed to describe the material terms of the Business Combination Agreement and related agreements, which are filed as exhibits herewith.

Item 1.01          Entry Into A Material Definitive Agreement

Business Combination Agreement

The Business Combination

The Business Combination Agreement and the transactions contemplated thereby were unanimously approved by the boards of directors of each of Amicus and ARYA. The Business Combination Agreement provides for, among other things, the following transactions: (i) a pre-closing reorganization of Amicus pursuant to which the entities and assets constituting Amicus’ gene therapy business (such entities, the “Amicus GT Entities”) will be transferred to Caritas (the “Pre-Closing Reorganization”), (ii) ARYA will change its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”) and, in connection with the Domestication, (A) ARYA’s name will be changed to “Caritas Therapeutics, Inc.” (“New Caritas”) (unless such name is not available in Delaware or ARYA is otherwise unable to change its name to “Caritas Therapeutics, Inc.,” in which case ARYA shall cause its name to change to such other name mutually agreed to by ARYA and Amicus (such agreement not to be unreasonably withheld, conditioned or delayed by either ARYA or Amicus), (B) each outstanding Class A ordinary share of ARYA and each outstanding Class B ordinary share of ARYA will become one share of Class A Common Stock of New Caritas (the “Caritas Common Stock”), and (C) ARYA will amend and restate its certificate of incorporation and bylaws in connection with the Domestication and (iii) (A) Amicus will cause the existing limited liability company agreement of Caritas to be amended and restated, (B) Amicus will cause all of the limited liability company interests of Caritas existing immediately prior to the Closing (as defined in the Business Combination Agreement) to be re-classified into a number of common units (“Units”) equal to the Transaction Equity Security Amount (as defined in the Business Combination Agreement) based on a pre-transaction equity value for Caritas of $175,000,000, (C) Amicus will make an additional cash contribution of $50 million (the “Amicus Contribution Amount”) in exchange for a number of Units equal to Amicus Contribution Equity Amount (as defined in the Business Combination Agreement), (D) ARYA will contribute the Closing Date Contribution Amount (as defined in the Business Combination Agreement) to Caritas in exchange for a number of Units equal to the Net Outstanding ARYA Class A Shares (as defined in the Business Combination Agreement) and (E) New Caritas will issue to Amicus GT a number of Class B Shares, par value $0.0001 per share of New Caritas (the “Class B Shares”) (which will have no economic value but will entitle the holder thereof to one vote per share), equal to the number of Units held by Amicus GT.

The Pre-Closing Reorganization, the Domestication and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

A copy of the Business Combination Agreement is filed with this Current Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

Following the Business Combination, the combined company will be organized in an “Up-C” structure, in which substantially all of the assets and business of New Caritas will be held by Caritas and will operate through Caritas and the subsidiaries of Caritas, and New Caritas will be a publicly listed holding company that will hold equity interests in Caritas. At the Closing, Caritas and Amicus GT, its sole equity holder will amend and restate the limited liability company agreement of Caritas (the “A&R Company LLC Agreement”) in its entirety to, among other things, provide Amicus GT the right to redeem its Units for cash or, at New Caritas’ option, Class A Shares, in each case subject to certain restrictions set forth therein.

The form of the A&R Company LLC Agreement is filed with this Current Report as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the A&R Company LLC Agreement is qualified in its entirety by reference thereto.

Concurrent with the closing of the transactions contemplated by the Business Combination Agreement, New Caritas will enter into the tax receivable agreement (the “Tax Receivables Agreement”) with Caritas, Amicus GT, New Caritas and the other persons from time to time that become a party thereto (such other persons and Amicus GT, collectively, the “TRA Participants”). Pursuant to the Tax Receivables Agreement, New Caritas will be required to pay the TRA Participants 85% of the amount of savings, if any, in U.S. federal, state and local income tax that New Caritas actually realizes (computed using certain simplifying assumptions) as a result of the increases in tax basis related to any exchanges of Units for Class A Shares. All such payments to the TRA Participants will be New Caritas’ obligation, and not that of Caritas.

The form of the Tax Receivables Agreement is filed with this Current Report as Exhibit 10.4 and is incorporated herein by reference, and the foregoing description of the Tax Receivables Agreement is qualified in its entirety by reference thereto.

The Business Combination is expected to close in late 2021 or early 2022, following the receipt of the required approval by ARYA’s shareholders and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type, subject to a mutual indemnity for specified matters. Amicus and ARYA have also agreed to take all action within their respective power as may be necessary or appropriate such that, immediately after the Closing, the New Caritas board of directors will consist of seven directors, which shall be divided into three classes and be comprised of seven individuals determined by Amicus, ARYA Sciences Holdings IV (“ARYA Sponsor”) and ARYA prior to the effectiveness of the Registration Statement as follows: two directors that will be designated by Amicus; one director that will be designated by ARYA Sponsor; and four directors that Amicus and ARYA will mutually agree to designate.

Conditions to Each Party’s Obligations

The obligation of Amicus, Amicus GT, Caritas and ARYA to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction prohibiting or preventing the consummation of the transactions contemplated by the Business Combination Agreement, (iii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act registering the ARYA Class A Common Stock to be issued in the Business Combination, (iv) the required approvals of ARYA’s shareholders, (v) ARYA having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the closing of the Business Combination, (vi) the approval by Nasdaq of ARYA’s initial listing application in connection with the Business Combination and (vii) the aggregate cash proceeds from ARYA’s trust account, together with the proceeds from the Caritas PIPE Investment (as defined below) and Amicus Contribution Amount, equaling no less than $300,000,000 (after deducting any amounts paid to ARYA shareholders that exercise their redemption rights in connection with the Business Combination).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of ARYA and Amicus, (ii) by ARYA if the representations and warranties of the Amicus GT Entities are not true and correct or if Amicus, Amicus GT or Caritas fails to perform any covenant or agreement set forth in the Business Combination Agreement, in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Amicus if the representations and warranties of ARYA are not true and correct or if ARYA fails to perform any covenant or agreement set forth in the Business Combination Agreement, in each case such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either ARYA or Amicus if the Closing has not occurred by March [29], 2022, (v) by either ARYA or Amicus if certain required approvals are not obtained from ARYA shareholders after the conclusion of a meeting of ARYA’s shareholders held for such purpose at which such shareholders voted on such approvals and (vi) by either ARYA or Amicus, if any governmental entity of competent jurisdiction shall have issued an order permanently enjoining or prohibiting the transactions contemplated under the Business Combination Agreement and such order shall have become final and nonappealable.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of a willful and material breach or Fraud (as defined in the Business Combination Agreement) and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, (i) ARYA, (ii) ARYA Sponsor, (iii) each other holder of Class B ordinary shares of ARYA (the “Other Class B Shareholders” and with ARYA Sponsor, the “Class B Shareholders”), (iv) each of Joseph Edelman, Adam Stone, Michael Altman and Konstantin Poukalov (with the Class B Shareholders, the “Insiders”) and (v) Amber GT entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which, among other things, (i) each Class B Shareholder agreed to vote in favor of each of the transaction proposals to be voted upon at the meeting of ARYA shareholders, including approval of the Business Combination Agreement and the transactions contemplated thereby, (ii) each Class B Shareholder agreed to waive any adjustment to the conversion ratio set forth in the governing documents of ARYA or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), (iii) each of the Insiders and ARYA agreed to terminate certain existing agreements or arrangements and (iv) each Class B Shareholder agreed to be bound by certain transfer restrictions with respect to his, her or its shares in ARYA prior to the Closing, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

A copy of the Sponsor Letter Agreement is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Investment (Private Placement)

Concurrently with the execution of the Business Combination Agreement, ARYA entered into subscription agreements (the “Subscription Agreements”) with certain investors, including, among others, Perceptive Life Sciences Master Fund, Ltd. (the “Perceptive PIPE Investor”), a fund managed by Perceptive Advisors (an affiliate of ARYA Sponsor) and certain additional third party investors. Pursuant to the Subscription Agreements, investors agreed to subscribe for and purchase, and ARYA agreed to issue and sell to such investors, on the Closing Date (as defined in the Business Combination Agreement) immediately prior to the Closing (as defined in the Business Combination Agreement), an aggregate of 20,000,000 shares of ARYA Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $200,000,000 (the “PIPE Investment”).

The closing of the PIPE Investment is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that ARYA will grant the investors in the PIPE Investment certain customary registration rights.

The form of Subscription Agreement is filed with this Current Report as Exhibit 10.6 and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Investor Rights Agreement

Concurrently with the execution of the Business Combination Agreement, ARYA, Caritas, the Perceptive PIPE Investor, ARYA Sponsor, the Other Class B Shareholders and Amicus GT entered into an investor rights agreement (the “Investor Rights Agreement”) pursuant to which, among other things, the Perceptive PIPE Investor, ARYA Sponsor, Amicus and the Other Class B Shareholders (i) each agreed not to effect any sale or distribution of any equity securities of New Caritas (and, in the case of Amicus GT, the Units) held by any of them during the one-year lock-up period described therein and (ii) were granted certain registration rights with respect to their Registrable Securities (as defined in the Investor Rights Agreement), in each case, on the terms and subject to the conditions set forth therein.

A copy of the Investor Rights Agreement is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Investor Rights Agreement is qualified in its entirety by reference thereto.

Director Nomination Agreement

Concurrently with the Closing, ARYA, ARYA Sponsor and Amicus will enter into a director nomination agreement (the “Director Nomination Agreement”), pursuant to which, among other things, (i) Amicus will be entitled to ongoing director designation rights with respect to the two director positions for which the Amicus initially designated directors in connection with the Closing, subject to customary fall-away thresholds based on Amicus’ continued ownership of New Caritas and (ii) ARYA Sponsor will be entitled to ongoing director designation rights with respect to the one director position for which ARYA Sponsor initially designated a director in connection with the Closing, subject to customary fall-away thresholds based on ARYA Sponsor’s continued ownership of New Caritas.

The form of Director Nomination Agreement is filed with this Current Report as Exhibit 10.5 and is incorporated herein by reference, and the foregoing description of the Director Nomination Agreement is qualified in its entirety by reference thereto.

Co-Development and Collaboration Agreement

Concurrently with the Closing, Amicus and Caritas will enter into a co-development and commercialization agreement pursuant to which, among other things, (i) Amicus and Caritas will collaborate in the research and development of gene therapy product candidates for the treatment of Fabry disease and Pompe diseases, (ii) Caritas will grant Amicus an exclusive license under Caritas’ intellectual property to clinically develop and commercialize certain existing and future gene therapy candidates and (iii) Caritas will grant Amicus a right of first negotiation for Amicus to negotiate an exclusive license to develop and commercialize therapeutic products incorporating gene therapy technologies being developed by Caritas for certain muscular dystrophy indications, in each case, subject to the terms and conditions therein.

Transition Services Agreement

Concurrently with the Closing, Amicus and Caritas will enter into a transition services agreement (the “Transition Services Agreement”) pursuant to which, among other things, (i)  Amicus and/or one or more of its affiliates will provide certain transitional services to to Caritas and/or one or more of its affiliates and (ii) Caritas and/or one or more its affiliates will provide certain transitional services to Amicus and/or one or more of its affiliates, in each case in order to facilitate the orderly transition of Amicus’ gene therapy business to Caritas.

The form of Transition Services Agreement is filed with this Current Report as Exhibit 10.7 and is incorporated herein by reference, and the foregoing description of the Transition Services Agreement is qualified in its entirety by reference thereto.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The shares of ARYA Common Stock to be offered and sold in connection with the PIPE Investment have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) thereof.

Forward Looking Statements

Certain statements in this Current Report may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements with respect to (i) Caritas’ commercialization of its current and future product candidates, (ii) trends in the genomic medicine industry, (iii) Caritas’ targeted customers and suppliers and the expected arrangements with them, (iv) Caritas’ projected operational performance, including relative to its competitors, (v) the Business Combination between ARYA and Amicus, (vi) the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company; and (vii) other statements regarding ARYA’s, Amicus’ or Caritas’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words” anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya, Amicus and Caritas. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of ARYA’s final prospectus relating to its initial public offering, dated February 25, 2021, any proxy statement/prospectus relating to the Business Combination, which is expected to be filed by ARYA with the SEC, other documents filed by ARYA from time to time with the U.S. Securities and Exchange Commission’s (“SEC”), and any risk factors made available to you in connection with the Business Combination. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of ARYA, Amicus and Caritas), and other assumptions, that may cause Caritas’ or ARYA’s actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions that will be described in any proxy statement/prospectus relating to Caritas and the Business Combination, include, but are not limited to: Caritas’ assumptions about the size and timing of the market opportunity for its product candidates, which is based, in part, on third-party survey data and reports commissioned by Caritas, and Caritas’ assumptions about the portion of such market opportunity that Caritas can capture and the timing thereof; Caritas’ ability to obtain required regulatory approvals for its product candidates; inability to gain acceptance of any approved product candidates by physicians, patients, third-party payors and others in the medical community; competition in the discovery, development and commercialization of products; FDA and other regulatory approval of biosimilar products that compete with Caritas’ product candidates; unfavorable pricing regulations, third-party coverage and reimbursement practices with respect to future products; difficulty predicting the time cost of product candidate development; ability to demonstrate safety and efficacy of product candidates in clinical trials; reliance on third parties to conduct certain preclinical development activities and clinical trials and the potential failure of those third parties in meeting deadlines for such trials; delays or difficulties enrolling patients in clinical trials; the possibility that product candidates could cause undesirable side effects; the possibility that any product candidate for which marketing approval is obtained could be subject to restrictions or withdrawal from the market; negative public opinion and increased regulatory scrutiny of genomic medicines and their impact on public perception of the safety of Caritas’ product candidates; inability to obtain or maintain designations for expedited regulatory pathways for some or all Caritas’ current product candidates; inability to obtain or maintain regulatory approves in foreign jurisdictions; inability to enter into agreements for commercial supply with third-party manufacturers on acceptable terms; inability to establish or maintain collaborations; unavailability of materials necessary to manufacture Caritas’ product candidates on commercially reasonable terms; inability to obtain and maintain patent protection for technology and future products; inability to register trademarks in all potential markets; inability to protect the confidentiality of trade secrets; governmental responses to the COVID-19 pandemic; inability to obtain sufficient capital to meet operational financing requirements or comply with debt agreements; inability to prevent computer system failures or security breaches; potential product liability claims; failure to hire, retain and motivate key executives and qualified personnel; the significant increased expenses and administrative burden as a public company; the potential need for substantial future funding to finance operations and the inability to be able to obtain such financing or acceptable terms or at all; potential future acquisitions which could disrupt the Caritas’ business; the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed Business Combination; the outcome of any legal proceedings that may be instituted against ARYA, the combined company or others following the announcement of the proposed business combination; the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of ARYA, to obtain financing to complete the proposed business combination or to satisfy other conditions to closing; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; the ability to meet stock exchange listing standards following the consummation of the proposed business combination; the risk that the proposed business combination disrupts current plans and operations of Caritas as a result of the announcement and consummation of the proposed business combination; the ability to recognize the anticipated benefits of the proposed business combination; costs related to the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the amount of redemption requests made by ARYA’s shareholders; and the possibility that Caritas or the combined company may be adversely affected by other economic, business, and/or competitive factors. There may be additional risks that neither ARYA, Amicus nor Caritas presently know or that ARYA, Amicus and Caritas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of these risks or uncertainties materialize, they could cause actual results to differ materially from these forward-looking statements. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ARYA, Amicus and Caritas assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ARYA, Amicus nor Caritas gives any assurance that either ARYA or Caritas will achieve its expectations.

Projections

This Current Report contains financial forecasts with respect to Caritas’ projected financial results. ARYA’s and Caritas’ independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Current Report, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Current Report. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Caritas or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Current Report should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Actual results may differ as a result of the completion of Caritas’ financial reporting period closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither Caritas’ nor ARYA’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Additional Information

In connection with the Business Combination, ARYA intends to file with the SEC a Registration Statement, which will include a preliminary prospectus and preliminary proxy statement. ARYA will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This Current Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that ARYA will send to its shareholders in connection with the Business Combination. Investors and security holders of ARYA are advised to read, when available, the proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 51 Astor Place, 10th Floor, New York, New York 10003.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

ARYA and its respective directors and executive officers under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination, and such information and names of such directors and executive officers and their interests in the Business Combination will also be in the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination.

No Offer and Non-Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of September 29, 2021, by and among ARYA Sciences Acquisition Corp IV, Amicus Therapeutics, Inc., Amicus GT Holdings, Inc. and Caritas Therapeutics, LLC
10.1	Sponsor Letter Agreement, dated as of September 29, 2021, by and among ARYA Sciences Acquisition Corp IV, ARYA Sciences Holdings IV, Amicus GT Holdings, Inc. and the other parties thereto.
10.2	Investor Rights Agreement, dated September 29, 2021, by and among ARYA Sciences Acquisition Corp IV, Caritas Therapeutics, LLC, the Perceptive PIPE Investor, ARYA Sciences Holdings IV, Amicus GT Holdings, Inc. and the other parties thereto.
10.3	Form of A&R Company LLC Agreement (included as Exhibit B to Exhibit 2.1 hereto).
10.4	Form of Tax Receivables Agreement (included as Exhibit C to Exhibit 2.1 hereto).
10.5	Form of Director Nomination Agreement (included as Exhibit D to Exhibit 2.1 hereto).
10.6	Form of Subscription Agreement (included as Exhibit A to Exhibit 2.1 hereto).
10.7	Form of Transition Services Agreement (included as Exhibit F to Exhibit 2.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2021	ARYA SCIENCES ACQUISITION CORP IV

	By:	/s/ Adam Stone
		Name:	Adam Stone
		Title:	Chief Executive Officer